Exhibit 99.1

Essent Group Ltd. Reports Second Quarter 2018 Results
HAMILTON, Bermuda--(BUSINESS WIRE)--August 3, 2018--Essent Group Ltd. (NYSE: ESNT) today reported net income for the quarter ended June 30, 2018 of $111.8 million or $1.14 per diluted share, compared to $72.1 million or $0.77 per diluted share for the quarter ended June 30, 2017. As of June 30, 2018, Essent had insurance in force of $122.5 billion and consolidated stockholders' equity of $2.1 billion.
“During the second quarter we continued to build a high credit quality and profitable mortgage insurance portfolio,” said Mark Casale, Chairman and Chief Executive Officer. “The growth of our insurance in force coupled with our ability to utilize multiple forms of capital to insure risk in both the U.S. and Bermuda demonstrates that the Essent franchise is well positioned to play a significant role in the housing finance system while also producing high quality earnings and strong returns for our shareholders.”
Financial Highlights:

•	Insurance in force as of June 30, 2018 was $122.5 billion, compared to $95.5 billion as of June 30, 2017.

•	New insurance written for the second quarter was $12.9 billion, compared to $11.4 billion in the second quarter of 2017.

•	Net premiums earned for the second quarter were $157.0 million, compared to $126.6 million in the second quarter of 2017.

•	The expense ratio for the second quarter was 23.2%, compared to 28.2% in the second quarter of 2017.

•	The provision for losses and LAE for the second quarter was $1.8 million, consistent with the second quarter of 2017.

•	The percentage of loans in default as of June 30, 2018 was 0.64%, compared to 0.41% as of June 30, 2017.

•	The combined ratio for the second quarter was 24.4%, compared to 29.6% in the second quarter of 2017.

•	The consolidated balance of cash and investments at June 30, 2018 was $2.6 billion, including cash and investment balances at Essent Group Ltd. of $76.0 million.

•
The combined risk-to-capital ratio of the U.S. mortgage insurance business, which includes statutory capital for both Essent Guaranty, Inc. and Essent Guaranty of PA, Inc., was 14.0:1 as of June 30, 2018.

•	Essent Reinsurance Ltd. reinsured a total of $45.3 million of risk in the second quarter of 2018.

•	As of June 30, 2018, Essent Guaranty, Inc. had total PMIERs available assets of $1.74 billion, which compares to risk-based required assets under PMIERs of $1.35 billion.

Conference Call
Essent management will hold a conference call at 10:00 AM Eastern time today to discuss its results. The conference call will be broadcast live over the Internet at http://ir.essentgroup.com/investors/webcasts-and-presentations/event-calendar/default.aspx. The call may also be accessed by dialing 866-393-4306 inside the U.S., or 734-385-2616 for international callers, using passcode 1086846 or by referencing Essent.
A replay of the webcast will be available on the Essent website approximately two hours after the live broadcast ends for a period of one year. A replay of the conference call will be available approximately two hours after the call ends for a period of two weeks, using the following dial-in numbers and passcode: 855-859-2056 inside the U.S., or 404-537-3406 for international callers, passcode 1086846.
In addition to the information provided in the company's earnings news release, other statistical and financial information, which may be referred to during the conference call, will be available on Essent's website at http://ir.essentgroup.com/investors/financial-information/quarterly-financial-supplements/default.aspx.
Forward-Looking Statements
This press release may include “forward-looking statements” which are subject to known and unknown risks and uncertainties, many of which may be beyond our control. Forward-looking statements generally can be identified by the use of forward-looking terminology such as "may," "will," “should,” “expect,” "plan," "anticipate," "believe," “estimate,” “predict,” or "potential" or the negative thereof or variations thereon or similar terminology. Actual events, results and outcomes may differ materially from our expectations due to a variety of known and unknown risks, uncertainties and other factors. Although it is not possible to identify all of these risks and factors, they include, among others, the following: changes in or to Fannie Mae and Freddie Mac (the “GSEs”), whether through Federal legislation, restructurings or a shift in business practices; failure to continue to meet the mortgage insurer eligibility requirements of the GSEs; competition for customers; lenders or investors seeking alternatives to private mortgage insurance; an increase in the number of loans insured through Federal government mortgage insurance programs, including those offered by the Federal Housing Administration; decline in new insurance written and franchise value due to loss of a significant customer; decline in the volume of low down payment mortgage originations; the definition of "Qualified Mortgage" reducing the size of the mortgage origination market or creating incentives to use government mortgage insurance programs; the definition of "Qualified Residential Mortgage" reducing the number of low down payment loans or lenders and investors seeking alternatives to private mortgage insurance; the implementation of the Basel III Capital Accord discouraging the use of private mortgage insurance; a decrease in the length of time that insurance policies are in force; uncertainty of loss reserve estimates; deteriorating economic conditions; our non-U.S. operations becoming subject to U.S. Federal income taxation; becoming considered a passive foreign investment company for U.S. Federal income tax purposes; and other risks and factors described in Part I, Item 1A “Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2017 filed with the Securities and Exchange Commission on February 20, 2018. Any forward-looking information presented herein is made only as of the date of this press release, and we do not undertake any obligation to update or revise any forward-looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise.

Non-GAAP Financial Measures
In presenting Essent Group Ltd.’s results, management has included financial measures, including adjusted book value per share, that are not calculated under standards or rules that comprise accounting principles generally accepted in the United States (“GAAP”). Such measures are referred to as “non-GAAP measures.” These non-GAAP measures may be defined or calculated differently by other companies. Management believes these measures allow for a more complete understanding of the underlying business. These measures are used to monitor our results and should not be viewed as a substitute for those determined in accordance with GAAP. Reconciliations of such measures to the most comparable GAAP figures are included in the attached financial supplement in accordance with Regulation G.
About the Company
Essent Group Ltd. (NYSE: ESNT) is a Bermuda-based holding company (collectively with its subsidiaries, “Essent”) which, through its wholly-owned subsidiary Essent Guaranty, Inc., offers private mortgage insurance for single-family mortgage loans in the United States. Essent provides private capital to mitigate mortgage credit risk, allowing lenders to make additional mortgage financing available to prospective homeowners. Headquartered in Radnor, Pennsylvania, Essent Guaranty, Inc. is licensed to write mortgage insurance in all 50 states and the District of Columbia, and is approved by Fannie Mae and Freddie Mac. Essent also offers mortgage-related insurance, reinsurance and advisory services through its Bermuda-based subsidiary, Essent Reinsurance Ltd. Additional information regarding Essent may be found at www.essentgroup.com and www.essent.us.

Source: Essent Group Ltd.

Essent Group Ltd. and Subsidiaries
Financial Results and Supplemental Information (Unaudited)
Quarter Ended June 30, 2018

Exhibit A	Condensed Consolidated Statements of Comprehensive Income (Unaudited)
Exhibit B	Condensed Consolidated Balance Sheets (Unaudited)
Exhibit C	Historical Quarterly Data
Exhibit D	New Insurance Written
Exhibit E	Insurance in Force and Risk in Force
Exhibit F	Other Risk in Force
Exhibit G	Portfolio Vintage Data
Exhibit H	Portfolio Geographic Data
Exhibit I	Defaults, Reserve for Losses and LAE, and Claims
Exhibit J	Investment Portfolio
Exhibit K	Insurance Company Capital
Exhibit L	Reconciliation of Non-GAAP Financial Measure - Adjusted Book Value per Share

				Exhibit A

Essent Group Ltd. and Subsidiaries
Condensed Consolidated Statements of Comprehensive Income (Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
(In thousands, except per share amounts)	2018	2017	2018	2017
Revenues:
Net premiums written	$168,404	$134,063	$333,629	$253,360
Increase in unearned premiums	(11,446)	(7,500)	(24,113)	(9,146)
Net premiums earned	156,958	126,563	309,516	244,214
Net investment income	15,134	9,400	28,848	17,835
Realized investment gains, net	439	544	636	1,199
Other income	1,237	1,099	2,231	1,950
Total revenues	173,768	137,606	341,231	265,198

Losses and expenses:
Provision for losses and LAE	1,813	1,770	7,122	5,463
Other underwriting and operating expenses	36,428	35,686	74,552	72,018
Interest expense	2,618	1,189	5,068	1,905
Total losses and expenses	40,859	38,645	86,742	79,386

Income before income taxes	132,909	98,961	254,489	185,812
Income tax expense	21,154	26,843	31,665	47,096
Net income	$111,755	$72,118	$222,824	$138,716

Earnings per share:
Basic	$1.15	$0.79	$2.29	$1.52
Diluted	1.14	0.77	2.28	1.49

Weighted average shares outstanding:
Basic	97,426	91,381	97,362	91,320
Diluted	97,866	93,162	97,908	93,093

Net income	$111,755	$72,118	$222,824	$138,716

Other comprehensive income (loss):
Change in unrealized (depreciation) appreciation of investments	(7,246)	8,470	(35,996)	13,320
Total other comprehensive (loss) income	(7,246)	8,470	(35,996)	13,320
Comprehensive income	$104,509	$80,588	$186,828	$152,036

Loss ratio	1.2%	1.4%	2.3%	2.2%
Expense ratio	23.2	28.2	24.1	29.5
Combined ratio	24.4%	29.6%	26.4%	31.7%

		Exhibit B

Essent Group Ltd. and Subsidiaries
Condensed Consolidated Balance Sheets (Unaudited)

	June 30,	December 31,
(In thousands, except per share amounts)	2018	2017
Assets
Investments available for sale, at fair value
Fixed maturities	$2,229,002	$1,992,371
Short-term investments	327,011	312,694
Total investments	2,556,013	2,305,065
Cash	24,664	43,524
Accrued investment income	15,655	12,807
Accounts receivable	35,276	29,752
Deferred policy acquisition costs	15,947	15,354
Property and equipment	7,295	6,979
Prepaid federal income tax	174,335	252,157
Other assets	20,246	8,730

Total assets	$2,849,431	$2,674,368

Liabilities and Stockholders' Equity
Liabilities
Reserve for losses and LAE	$50,016	$46,850
Unearned premium reserve	283,785	259,672
Net deferred tax liability	147,808	127,636
Credit facility borrowings, net of deferred costs	223,341	248,591
Securities purchased payable	14,464	14,999
Other accrued liabilities	26,446	36,184
Total liabilities	745,860	733,932

Commitments and contingencies

Stockholders' Equity
Common shares	1,472	1,476
Additional paid-in capital	1,103,448	1,127,137
Accumulated other comprehensive loss	(39,248)	(3,252)
Retained earnings	1,037,899	815,075
Total stockholders' equity	2,103,571	1,940,436

Total liabilities and stockholders' equity	$2,849,431	$2,674,368

Return on average equity (1)	22.0%	23.1%

(1) The 2018 return on average equity is calculated by dividing annualized year-to-date 2018 net income by average equity.  The 2017 return on average equity is calculated by dividing full year 2017 net income by average equity.

					Exhibit C
Essent Group Ltd. and Subsidiaries
Supplemental Information
Historical Quarterly Data

	2018		2017
Selected Income Statement Data	June 30	March 31	December 31	September 30	June 30	March 31
(In thousands, except per share amounts)
Revenues:
Net premiums written	$168,404	$165,225	$161,771	$155,055	$134,063	$119,297

Net premiums earned (1)	156,958	152,558	147,976	137,940	126,563	117,651
Other revenues	16,810	14,905	13,134	12,263	11,043	9,941
Total revenues	173,768	167,463	161,110	150,203	137,606	127,592

Losses and expenses:
Provision for losses and LAE	1,813	5,309	17,456	4,313	1,770	3,693
Other underwriting and operating expenses	36,428	38,124	36,480	37,035	35,686	36,332
Interest expense	2,618	2,450	1,817	1,456	1,189	716
Total losses and expenses	40,859	45,883	55,753	42,804	38,645	40,741

Income before income taxes	132,909	121,580	105,357	107,399	98,961	86,851
Income tax expense (benefit) (2) (3)	21,154	10,511	(57,281)	29,006	26,843	20,253
Net income	$111,755	$111,069	$162,638	$78,393	$72,118	$66,598

Earnings per share:
Basic	$1.15	$1.14	$1.69	$0.83	$0.79	$0.73
Diluted	1.14	1.13	1.65	0.82	0.77	0.72

Weighted average shares outstanding:
Basic	97,426	97,298	96,429	94,185	91,381	91,258
Diluted	97,866	97,951	98,497	96,094	93,162	93,023

Other Data:
Loss ratio (4)	1.2%	3.5%	11.8%	3.1%	1.4%	3.1%
Expense ratio (5)	23.2	25.0	24.7	26.8	28.2	30.9
Combined ratio	24.4%	28.5%	36.4%	30.0%	29.6%	34.0%

Return on average equity (annualized)	21.8%	22.6%	35.0%	19.1%	19.8%	19.3%

(1) Net premiums earned are net of premiums ceded to Radnor Re 2018-1 Ltd., an unaffiliated special purpose insurer domiciled in Bermuda, in connection with a fully collateralized reinsurance agreement entered into on March 22, 2018.  Premiums ceded to Radnor Re totaled $3,585 and $294 in the three months ended June 30, 2018 and March 31, 2018, respectively.

(2) Income tax expense for the quarters ended March 31, 2018 and 2017 was reduced by $9,549 and $3,023, respectively, of excess tax benefits associated with the vesting of common shares and common share units during each period.

(3) Income tax expense for the quarter ended December 31, 2017 was reduced by $85,091 of income tax benefit due to the one-time impact of the reduced U.S. corporate income tax rate on the company's net deferred tax liability position.

(4) Loss ratio is calculated by dividing the provision for losses and LAE by net premiums earned.
(5) Expense ratio is calculated by dividing other underwriting and operating expenses by net premiums earned.

					Exhibit C, continued
Essent Group Ltd. and Subsidiaries
Supplemental Information
Historical Quarterly Data

	2018		2017
Other Data, continued:	June 30	March 31	December 31	September 30	June 30	March 31
($ in thousands)

U.S. Mortgage Insurance Portfolio
Flow:
New insurance written	$12,850,642	$9,336,150	$11,234,855	$13,221,038	$11,368,276	$8,034,153
New risk written	3,201,610	2,295,314	2,737,008	3,228,603	2,786,501	1,929,832

Bulk:
New insurance written	$—	$—	$—	$—	$—	$—
New risk written	—	—	—	—	—	—

Total:
Average gross premium rate (6)	0.52%	0.52%	0.53%	0.53%	0.53%	0.53%
Average net premium rate (7)	0.51%	0.52%	0.53%	0.53%	0.53%	0.53%
New insurance written	$12,850,642	$9,336,150	$11,234,855	$13,221,038	$11,368,276	$8,034,153
New risk written	$3,201,610	$2,295,314	$2,737,008	$3,228,603	$2,786,501	$1,929,832
Insurance in force (end of period)	$122,501,246	$115,250,949	$110,461,950	$103,936,307	$95,494,390	$87,993,227
Gross risk in force (end of period) (8)	$30,579,106	$28,691,561	$27,443,985	$25,807,358	$23,665,045	$21,801,667
Risk in force (end of period)	$30,154,694	$28,267,149	$27,443,985	$25,807,358	$23,665,045	$21,801,667
Policies in force	546,576	517,215	496,477	467,483	430,585	397,650
Weighted average coverage (9)	25.0%	24.9%	24.8%	24.8%	24.8%	24.8%
Annual persistency	83.0%	83.5%	83.9%	82.1%	80.1%	78.2%

Loans in default (count)	3,519	4,442	4,783	2,153	1,776	1,777
Percentage of loans in default	0.64%	0.86%	0.96%	0.46%	0.41%	0.45%

Other Risk in Force
GSE Risk Share (10)	$592,493	$557,692	$538,944	$501,485	$479,762	$436,991

Credit Facility
Borrowings outstanding	$225,000	$265,000	$250,000	$175,000	$175,000	$125,000
Undrawn committed capacity	$275,000	$110,000	$125,000	$200,000	$200,000	$75,000
Weighted average interest rate	4.05%

(6) Average gross premium rate is calculated by dividing annualized premiums earned for the U.S. mortgage insurance portfolio, before reductions for premiums ceded under third-party reinsurance, by average insurance in force for the period.

(7) Average net premium rate is calculated by dividing annualized net premiums earned for the U.S. mortgage insurance portfolio by average insurance in force for the period.
(8) Gross risk in force includes risk ceded under third-party reinsurance.
(9) Weighted average coverage is calculated by dividing end of period gross risk in force by insurance in force.
(10) Essent Re provides insurance or reinsurance relating to the risk in force on loans in reference pools acquired by Freddie Mac and Fannie Mae, including in connection with Freddie Mac's Agency Credit Insurance Structure ("ACIS") and Fannie Mae's Credit Insurance Risk Transfer ("CIRT") programs.

							Exhibit D

Essent Group Ltd. and Subsidiaries
Supplemental Information
New Insurance Written: Flow

NIW by Credit Score
	Three Months Ended				Six Months Ended
	June 30, 2018		June 30, 2017		June 30, 2018		June 30, 2017
($ in thousands)
>=760	$5,460,040	42.5%	$4,913,160	43.2%	$9,292,258	41.9%	$8,312,914	42.8%
740-759	2,217,294	17.3	1,785,683	15.7	3,767,432	17.0	3,028,961	15.6
720-739	1,881,334	14.6	1,547,404	13.6	3,220,479	14.5	2,696,619	13.9
700-719	1,544,303	12.0	1,321,235	11.6	2,689,203	12.1	2,279,250	11.8
680-699	940,587	7.3	963,139	8.5	1,750,205	7.9	1,657,953	8.5
<=679	807,084	6.3	837,655	7.4	1,467,215	6.6	1,426,732	7.4
Total	$12,850,642	100.0%	$11,368,276	100.0%	$22,186,792	100.0%	$19,402,429	100.0%

Weighted average credit score	746		745		745		745

NIW by LTV
	Three Months Ended				Six Months Ended
	June 30, 2018		June 30, 2017		June 30, 2018		June 30, 2017
($ in thousands)
85.00% and below	$1,491,036	11.6%	$1,405,971	12.4%	$2,703,372	12.2%	$2,624,771	13.5%
85.01% to 90.00%	3,589,257	27.9	3,393,904	29.9	6,297,769	28.4	5,892,811	30.4
90.01% to 95.00%	5,584,368	43.5	5,132,855	45.1	9,662,576	43.5	8,644,458	44.6
95.01% and above	2,185,981	17.0	1,435,546	12.6	3,523,075	15.9	2,240,389	11.5
Total	$12,850,642	100.0%	$11,368,276	100.0%	$22,186,792	100.0%	$19,402,429	100.0%

Weighted average LTV	92%		92%		92%		92%

NIW by Product
	Three Months Ended				Six Months Ended
	June 30, 2018		June 30, 2017		June 30, 2018		June 30, 2017
Single Premium policies		14.5%		14.5%		17.0%		14.4%
Monthly Premium policies		85.5		85.5		83.0		85.6
		100.0%		100.0%		100.0%		100.0%

NIW by Purchase vs. Refinance
	Three Months Ended				Six Months Ended
	June 30, 2018		June 30, 2017		June 30, 2018		June 30, 2017
Purchase		93.1%		87.5%		89.8%		83.9%
Refinance		6.9		12.5		10.2		16.1
		100.0%		100.0%		100.0%		100.0%

						Exhibit E

Essent Group Ltd. and Subsidiaries
Supplemental Information
Insurance in Force and Risk in Force

Portfolio by Credit Score
IIF by FICO score	June 30, 2018		March 31, 2018		June 30, 2017
($ in thousands)
>=760	$53,145,884	43.4%	$50,359,464	43.7%	$42,839,819	44.8%
740-759	20,127,254	16.4	18,791,203	16.3	15,628,721	16.4
720-739	17,605,819	14.4	16,473,367	14.3	13,568,471	14.2
700-719	13,836,837	11.3	12,857,417	11.2	10,239,343	10.7
680-699	10,145,188	8.3	9,622,067	8.3	7,715,118	8.1
<=679	7,640,264	6.2	7,147,431	6.2	5,502,918	5.8
Total	$122,501,246	100.0%	$115,250,949	100.0%	$95,494,390	100.0%

Weighted average credit score	746		747		748

Gross RIF by FICO score	June 30, 2018		March 31, 2018		June 30, 2017
($ in thousands)
>=760	$13,245,851	43.3%	$12,519,237	43.6%	$10,565,479	44.6%
740-759	5,052,409	16.5	4,707,875	16.4	3,900,374	16.5
720-739	4,438,671	14.5	4,142,041	14.5	3,400,897	14.4
700-719	3,450,490	11.3	3,192,804	11.1	2,531,834	10.7
680-699	2,540,531	8.3	2,402,777	8.4	1,928,884	8.1
<=679	1,851,154	6.1	1,726,827	6.0	1,337,577	5.7
Total	$30,579,106	100.0%	$28,691,561	100.0%	$23,665,045	100.0%

Portfolio by LTV
IIF by LTV	June 30, 2018		March 31, 2018		June 30, 2017
($ in thousands)
85.00% and below	$13,868,422	11.3%	$13,371,220	11.6%	$11,175,433	11.7%
85.01% to 90.00%	37,558,668	30.6	35,907,759	31.2	30,771,122	32.2
90.01% to 95.00%	59,491,807	48.6	56,367,801	48.9	48,225,083	50.5
95.01% and above	11,582,349	9.5	9,604,169	8.3	5,322,752	5.6
Total	$122,501,246	100.0%	$115,250,949	100.0%	$95,494,390	100.0%

Weighted average LTV	92%		92%		92%

Gross RIF by LTV	June 30, 2018		March 31, 2018		June 30, 2017
($ in thousands)
85.00% and below	$1,584,294	5.2%	$1,519,929	5.3%	$1,261,421	5.3%
85.01% to 90.00%	8,950,145	29.3	8,543,010	29.8	7,301,776	30.9
90.01% to 95.00%	17,068,140	55.8	16,176,713	56.4	13,776,313	58.2
95.01% and above	2,976,527	9.7	2,451,909	8.5	1,325,535	5.6
Total	$30,579,106	100.0%	$28,691,561	100.0%	$23,665,045	100.0%

Portfolio by Loan Amortization Period
IIF by Loan Amortization Period	June 30, 2018		March 31, 2018		June 30, 2017
($ in thousands)
FRM 30 years and higher	$112,753,292	92.0%	$105,438,023	91.5%	$86,471,721	90.5%

FRM 20-25 years	3,040,764	2.5	3,008,292	2.6	2,458,906	2.6
FRM 15 years	3,638,461	3.0	3,746,030	3.2	3,521,645	3.7
ARM 5 years and higher	3,068,729	2.5	3,058,604	2.7	3,042,118	3.2
Total	$122,501,246	100.0%	$115,250,949	100.0%	$95,494,390	100.0%

			Exhibit F

Essent Group Ltd. and Subsidiaries
Supplemental Information
Other Risk in Force

($ in thousands)	June 30, 2018	March 31, 2018	June 30, 2017

GSE Risk Share (1)	$592,493	$557,692	$479,762

Weighted average credit score	748	751	749
Weighted average LTV	85%	84%	83%

(1) Essent Reinsurance Ltd. ("Essent Re") provides insurance or reinsurance relating to the risk in force on loans in reference pools acquired by Freddie Mac and Fannie Mae, including in connection with Freddie Mac's Agency Credit Insurance Structure ("ACIS") and Fannie Mae's Credit Insurance Risk Transfer ("CIRT") programs.

												Exhibit G

Essent Group Ltd. and Subsidiaries
Supplemental Information
Portfolio Vintage Data
June 30, 2018

					Insurance in Force
Origination Year	Original Insurance Written ($ in thousands)	Remaining Insurance in Force ($ in thousands)	% Remaining of Original Insurance	Number of Policies in Force	% Purchase	>90% LTV	>95% LTV	FICO < 700	FICO >= 760	% FRM	Incurred Loss Ratio (Inception to Date) (1)	Number of Loans in Default

2010	$245,898	$9,961	4.1%	69	75.8%	72.7%	0.0%	3.6%	62.5%	100.0%	2.6%	—
2011	3,229,720	315,032	9.8	1,832	76.8	50.1	0.2	5.9	53.1	98.1	3.6	32
2012	11,241,161	2,239,544	19.9	11,803	76.1	59.8	0.6	5.7	55.8	98.8	2.3	105
2013	21,152,638	5,829,854	27.6	30,180	79.8	60.0	2.0	7.8	51.5	98.3	2.4	309
2014	24,799,434	9,291,291	37.5	48,989	88.3	63.1	4.4	15.7	41.4	96.1	3.3	631
2015	26,193,656	15,117,741	57.7	71,038	83.8	57.4	2.6	14.6	43.7	97.4	3.6	701
2016	34,949,319	27,835,544	79.6	120,734	81.1	55.6	6.4	13.8	45.2	98.3	4.1	843
2017	43,858,322	40,026,987	91.3	173,799	85.5	57.6	13.4	16.3	41.5	96.9	6.0	866
2018 (through June 30)	22,186,792	21,835,292	98.4	88,132	89.8	59.5	16.0	14.6	41.6	97.8	1.4	32
Total	$187,856,940	$122,501,246	65.2	546,576	84.8	58.0	9.5	14.5	43.4	97.5	3.4	3,519

(1) Incurred loss ratio is calculated by dividing the sum of case reserves and cumulative amount paid for claims by cumulative net premiums earned.

			Exhibit H

Essent Group Ltd. and Subsidiaries
Supplemental Information
Portfolio Geographic Data

IIF by State
	June 30, 2018	March 31, 2018	June 30, 2017
CA	9.2%	9.4%	9.4%
TX	8.0	8.0	8.2
FL	7.2	7.1	6.9
WA	4.8	4.8	4.8
IL	3.9	3.9	4.0
NJ	3.7	3.7	3.6
NC	3.5	3.5	3.6
GA	3.4	3.4	3.4
CO	3.3	3.1	3.0
OH	3.2	3.2	3.1
All Others	49.8	49.9	50.0
Total	100.0%	100.0%	100.0%

Gross RIF by State
	June 30, 2018	March 31, 2018	June 30, 2017
CA	8.9%	9.1%	9.0%
TX	8.2	8.2	8.4
FL	7.3	7.2	7.1
WA	4.9	4.9	4.9
IL	3.8	3.8	3.9
NJ	3.6	3.7	3.5
NC	3.5	3.5	3.7

GA	3.5	3.5	3.5
OH	3.3	3.3	3.2
CO	3.2	3.1	2.9
All Others	49.8	49.7	49.9
Total	100.0%	100.0%	100.0%

				Exhibit I

Essent Group Ltd. and Subsidiaries
Supplemental Information
Defaults, Reserve for Losses and LAE, and Claims

Rollforward of Insured Loans in Default
	Three Months Ended		Six Months Ended
	June 30,	June 30,	June 30,	June 30,
	2018	2017	2018	2017
Beginning default inventory	4,442	1,777	4,783	1,757
Plus: new defaults	1,701	1,105	3,695	2,305
Less: cures	(2,572)	(1,063)	(4,842)	(2,177)
Less: claims paid	(52)	(43)	(115)	(108)
Less: rescissions and denials, net	—	—	(2)	(1)
Ending default inventory	3,519	1,776	3,519	1,776

Rollforward of Reserve for Losses and LAE
	Three Months Ended		Six Months Ended
	June 30,	June 30,	June 30,	June 30,
($ in thousands)	2018	2017	2018	2017
Reserve for losses and LAE at beginning of period	$49,966	$29,468	$46,850	$28,142
Add provision for losses and LAE occurring in:
Current year	6,576	5,026	16,528	12,116
Prior years	(4,763)	(3,256)	(9,406)	(6,653)
Incurred losses and LAE during the period	1,813	1,770	7,122	5,463
Deduct payments for losses and LAE occurring in:
Current year	211	96	211	97
Prior years	1,552	1,344	3,745	3,710
Loss and LAE payments during the period	1,763	1,440	3,956	3,807
Reserve for losses and LAE at end of period	$50,016	$29,798	$50,016	$29,798

Claims
	Three Months Ended		Six Months Ended
	June 30,	June 30,	June 30,	June 30,
	2018	2017	2018	2017
Number of claims paid	52	43	115	108
Total amount paid for claims (in thousands)	$1,676	$1,380	$3,819	$3,687
Average amount paid per claim (in thousands)	$32	$32	$33	$34
Severity	64%	81%	70%	85%

					Exhibit I, continued
Essent Group Ltd. and Subsidiaries
Supplemental Information
Defaults, Reserve for Losses and LAE, and Claims

	June 30, 2018
	Number of Policies in Default	Percentage of Policies in Default	Amount of Reserves	Percentage of Reserves	Defaulted RIF	Reserves as a Percentage of Defaulted RIF
($ in thousands)
Missed Payments:
Three payments or less	1,543	44%	$9,077	20%	$84,685	11%
Four to eleven payments	1,675	47	26,688	58	96,627	28
Twelve or more payments	268	8	8,368	18	14,476	58
Pending claims	33	1	1,640	4	1,946	84
Total case reserves	3,519	100%	45,773	100%	$197,734	23
IBNR			3,433
LAE			810
Total reserves for losses and LAE			$50,016

Average reserve per default:
Case			$13.0
Total			$14.2

Default Rate	0.64%

	December 31, 2017
	Number of Policies in Default	Percentage of Policies in Default	Amount of Reserves	Percentage of Reserves	Defaulted RIF	Reserves as a Percentage of Defaulted RIF
($ in thousands)
Missed Payments:
Three payments or less	3,243	68%	$15,925	37%	$187,163	9%
Four to eleven payments	1,284	27	18,087	42	73,547	25
Twelve or more payments	211	4	6,781	16	11,139	61
Pending claims	45	1	2,075	5	2,355	88
Total case reserves	4,783	100%	42,868	100%	$274,204	16
IBNR			3,215
LAE			767
Total reserves for losses and LAE			$46,850

Average reserve per default:
Case			$9.0
Total			$9.8

Default Rate	0.96%

	June 30, 2017
	Number of Policies in Default	Percentage of Policies in Default	Amount of Reserves	Percentage of Reserves	Defaulted RIF	Reserves as a Percentage of Defaulted RIF
($ in thousands)
Missed Payments:
Three payments or less	898	50%	$6,101	23%	$49,210	12%
Four to eleven payments	639	36	12,604	46	35,365	36
Twelve or more payments	189	11	6,094	22	10,214	60
Pending claims	50	3	2,469	9	2,842	87
Total case reserves	1,776	100%	27,268	100%	$97,631	28
IBNR			2,045
LAE			485
Total reserves for losses and LAE			$29,798

Average reserve per default:
Case			$15.4
Total			$16.8

Default Rate	0.41%

				Exhibit J

Essent Group Ltd. and Subsidiaries
Supplemental Information
Investment Portfolio

Investment Portfolio by Asset Class
Asset Class	June 30, 2018		December 31, 2017
($ in thousands)	Fair Value	Percent	Fair Value	Percent
U.S. Treasury securities	$246,204	9.6%	$227,805	9.9%
U.S. agency securities	32,755	1.3	33,114	1.4
U.S. agency mortgage-backed securities	493,004	19.3	456,037	19.8
Municipal debt securities	483,697	18.9	465,255	20.2
Non-U.S. government securities	24,703	1.0	—	—
Corporate debt securities	653,774	25.6	611,728	26.5
Residential and commercial mortgage securities	87,637	3.4	79,407	3.5
Asset-backed securities	257,205	10.1	167,922	7.3
Money market funds	277,034	10.8	263,797	11.4
Total Investments	$2,556,013	100.0%	$2,305,065	100.0%

Investment Portfolio by Credit Rating
Rating (1)	June 30, 2018		December 31, 2017
($ in thousands)	Fair Value	Percent	Fair Value	Percent
Aaa	$1,261,425	49.3%	$1,160,200	50.3%
Aa1	133,062	5.2	115,237	5.0
Aa2	155,552	6.1	123,551	5.4
Aa3	137,257	5.4	127,785	5.6
A1	225,656	8.8	205,369	8.9
A2	162,277	6.3	157,651	6.8
A3	147,648	5.8	148,246	6.4
Baa1	142,040	5.6	115,178	5.0
Baa2	117,464	4.6	87,869	3.8
Baa3	35,452	1.4	43,024	1.9
Below Baa3	38,180	1.5	20,955	0.9
Total Investments	$2,556,013	100.0%	$2,305,065	100.0%

(1) Based on ratings issued by Moody's, if available. S&P or Fitch rating utilized if Moody's not available.

Investment Portfolio by Duration and Book Yield
Effective Duration	June 30, 2018		December 31, 2017
($ in thousands)	Fair Value	Percent	Fair Value	Percent
< 1 Year	$705,739	27.6%	$628,958	27.3%
1 to < 2 Years	230,410	9.0	164,856	7.2
2 to < 3 Years	234,463	9.2	280,177	12.2
3 to < 4 Years	177,606	7.0	263,799	11.4
4 to < 5 Years	361,508	14.1	263,273	11.4
5 or more Years	846,287	33.1	704,002	30.5
Total Investments	$2,556,013	100.0%	$2,305,065	100.0%

Pre-tax investment income yield:
Three months ended June 30, 2018	2.45%
Six months ended June 30, 2018	2.43%

Net cash and investments at holding company, Essent Group Ltd.:
($ in thousands)
As of June 30, 2018	$76,012
As of December 31, 2017	$104,167

		Exhibit K

Essent Group Ltd. and Subsidiaries
Supplemental Information
Insurance Company Capital

	June 30, 2018	December 31, 2017
($ in thousands)
U.S. Mortgage Insurance Subsidiaries:
Combined statutory capital (1)	$1,684,545	$1,528,869

Combined net risk in force (2)	$23,513,547	$21,637,409

Risk-to-capital ratios: (3)
Essent Guaranty, Inc.	14.5:1	14.7:1
Essent Guaranty of PA, Inc.	4.6:1	5.4:1
Combined (4)	14.0:1	14.2:1

Essent Reinsurance Ltd.:
Stockholder's equity (GAAP basis)	$716,642	$662,819

Net risk in force (2)	$7,184,434	$6,299,437

(1) Combined statutory capital equals the sum of statutory capital of Essent Guaranty, Inc. plus Essent Guaranty of PA, Inc., after eliminating the impact of intercompany transactions. Statutory capital is computed based on accounting practices prescribed or permitted by the Pennsylvania Insurance Department and the National Association of Insurance Commissioners Accounting Practices and Procedures Manual.

(2) Net risk in force represents total risk in force, net of reinsurance ceded and net of exposures on policies for which loss reserves have been established.
(3) The risk-to-capital ratio is calculated as the ratio of net risk in force to statutory capital.
(4) The combined risk-to-capital ratio equals the sum of the net risk in force of Essent Guaranty, Inc. and Essent Guaranty of PA, Inc. divided by the combined statutory capital.

Exhibit L
Essent Group Ltd. and Subsidiaries
Supplemental Information
Reconciliation of Non-GAAP Financial Measure - Adjusted Book Value per Share

We believe that long-term growth in Adjusted Book Value per Share is an important measure of our financial performance and is a measure used to determine vesting on certain restricted stock granted to senior management under the Company’s long-term incentive plan. Adjusted Book Value per Share is a financial measure that is not calculated under standards or rules that comprise accounting principles generally accepted in the United States (GAAP) and is referred to as a non-GAAP measure. Adjusted Book Value per Share may be defined or calculated differently by other companies. Adjusted Book Value per Share is one measure used to monitor our results and should not be viewed as a substitute for those measures determined in accordance with GAAP.

Adjusted Book Value per Share is calculated by dividing Adjusted Book Value by Common Shares and Share Units Outstanding. Adjusted Book Value is defined as consolidated stockholders’ equity of the Company, excluding accumulated other comprehensive income (loss) plus the proceeds, if any, from the assumed exercise of all "in-the-money" options, warrants and similar instruments. Common Shares and Share Units Outstanding is defined as total common shares outstanding plus all equity instruments (including restricted share units) issued to management and the Board of Directors and any "in-the-money" options, warrants and similar instruments. Accumulated other comprehensive income (loss) includes unrealized gains and losses that arise from changes in the market value of the Company’s investments that are classified as available for sale. The Company does not view these unrealized gains and losses to be indicative of our fundamental operating performance. As of June 30, 2018, December 31, 2017 and June 30, 2017, the Company does not have any options, warrants and similar instruments outstanding.

The following table sets forth the reconciliation of Adjusted Book Value to the most comparable GAAP amount as of June 30, 2018, December 31, 2017 and June 30, 2017 in accordance with Regulation G:

(In thousands, except per share amounts)	June 30, 2018	December 31, 2017	June 30, 2017

Numerator:
Total Stockholders' Equity (Book Value)	$2,103,571	$1,940,436	$1,497,897

Subtract: Accumulated Other Comprehensive Income (Loss)	(39,248)	(3,252)	1,065

Adjusted Book Value	$2,142,819	$1,943,688	$1,496,832

Denominator:
Total Common Shares Outstanding	98,128	98,434	93,424

Add: Restricted Share Units Outstanding	452	536	559

Total Common Shares and Share Units Outstanding	98,580	98,970	93,983

Adjusted Book Value per Share	$21.74	$19.64	$15.93